[LOGO]Ford Motor Company
                               Charlotte District

                        Ford Sales and Service Agreement


AGREEMENT made as of the 24th day of Feb, 1978, by and between Town & Country Ford, Inc.
                   (Name of Entity)

a North Carolina corporation
(State  whether an individual,            (if the latter, show name of the state
 partnership or  corporation)                     in which incorporated)

doing business as Town & Country Ford, Inc.
                      (Trade Name)

and with a principal place of business at  4120 E. Independence Blvd.
                                               (Street Address)

Charlotte           Mecklenburg           North Carolina            28205
(City)             (County)              (State)                   (Zip Code)

(hereafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

                                    PREAMBLE

     The purpose of this agreement is to (i) establish the Dealer as an authorized dealer in COMPANY PRODUCTS including VEHICLES (as herein defined),
(ii) set forth the respective responsibilities of the Company in producing and selling those products to the Dealer and of the Dealer in reselling and providing service for them and (iii) recognize the interdependence of both parties in achieving their mutual objectives of satisfactory sales, service and profits by continuing to develop and retain a broad base of satisfied owners of COMPANY PRODUCTS.

     In entering into this agreement, the Company and the Dealer recognize that the success of the Company and of each of its authorized dealers depends largely on the reputation and competitiveness of COMPANY PRODUCTS and dealers' services, and on how well each fulfills its responsibilities under this agreement.

     It is the opinion of the Company that sales and service of COMPANY PRODUCTS usually can best be provided to the public through a system of independent franchised dealers, with each dealer fulfilling its responsibilities in a given locality from properly located, adequate, well-equipped and attractive dealerships, which are staffed by competent personnel and provided with the necessary working capital. The Dealer recognizes that, in such a franchise system, the Company must plan for the establishment and maintenance of the numbers, locations and sizes of dealers necessary for satisfactory and proper sales and service representa-



                                        i
FD925
GEN. SALE 1-76
tion in each market area as it exists and as it develops and changes. At the same time, the Company endeavors to provide each of its dealers with a reasonable profit opportunity based on the potential for sales and service of COMPANY PRODUCTS within its locality.

     The Company endeavors to make available to its dealers a variety of quality products, responsive to broad wants and needs of the buying public, which are attractively styled, of sound engineering design and produced on a timely basis at competitive prices. The development, production and sale of such products require that the Company and its manufacturing sources make large continuing investments in plants, equipment, tools and other facilities, engineering and styling research and development, quality control procedures, trained personnel and marketing programs. Heavy commitments must also be made in advance for raw materials and finished parts. For purposes of making these investments and commitments, planning production and estimating costs for setting prices, the Company assumes in advance an estimated volume of sales for each of it products. Within each year, it develops production schedules from orders submitted by its franchised dealers and its and their best estimates of the market demand for COMPANY PRODUCTS.

     In turn, each of the Company's franchised dealers makes important investments or commitments in retail sales and service facilities and equipment, in working capital, in inventories of vehicles, parts and accessories, and trained sales and service personnel based on annual planning volumes for their markets.

     If satisfactory volumes for either the Company or a dealer are not realized, each may suffer because of commitments already made and the cost of manufacturing and of selling each product may be increased. Each dealer must give the Company orders for the products needed to serve its market. The Company seeks to adjust production schedules, to the extent feasible, to fill dealer orders, and to allocate fairly any product in short supply, but inevitably both the Company and its dealers suffer loss of profits to the extent they cannot meet market demands. Thus, the automotive business is a high risk business in which the Company, its manufacturing sources and its dealers can succeed only through cooperative and competitive effort in their respective areas of manufacturing, sales, service and customer satisfaction.

     Since it is the dealer who deals directly with, and develops the sale of COMPANY PRODUCTS to, the consuming public, the Company substantially relies on its dealers to provide successful sales and merchandising programs, competent service operations and effective owner relations programs. To do this, dealers must carry out their responsibilities of establishing and maintaining adequate wholesale and retail finance plans, new and used vehicle sales programs, parts and service sales programs, personnel training and supportive capitalization and working capital. To assist its dealers in these responsibilities, the Company establishes and periodically updates standards of operation and planning guides based on its experience and current conditions. It also offers sales and service training courses, advice as to facilities, counseling in the various phases of dealership operations and, through other agreements and the activities of its affiliates, assistance in financing, new and used vehicle merchandising, parts and service merchandising, leasing, daily rentals and facilities development. It also conducts national advertising, promotional and other marketing programs and assists dealers in developing complementary group and individual programs.

     To enable the Company to provide such assistance, it requires dealers to submit uniform and accurate sales, operating and financial reports from which it can derive and disseminate analytical and comparative operating data and advice to dealers. The Company also solicits dealers to bring to its attention through their National Dealer Council organization any mutual dealer problems or complaints as they arise.

     Because the Company relies heavily on its dealers for success, it reserves the right to cease doing business with any dealer who is not contributing sufficiently to such success. Similarly, the Company recognizes that its dealers look to it to provide competitive products and programs and that, if it does not do so, any dealer may elect to cease doing business with the Company.

     The Company has elected to enter into this agreement with the Dealer with confidence in the Dealer's integrity and ability, its intention to carry out its responsibilities set forth in this agreement, and its desire to provide courteous, competent and satisfying sales and service representation to consumers for COMPANY PRODUCTS, and in reliance upon its representations as to the persons who will participate in the ownership and management of the dealership.

     The Dealer has elected to enter into this agreement with the Company with confidence in its integrity and ability, its intention to provide competitive products and assist the Dealer to market them successfully, and its desire to maintain high quality dealers.

     Both parties recognize the rights of the Dealer and the Company under this agreement are defined and limited by the terms of this agreement and applicable law.

     The Company and the Dealer further acknowledge that their methods of operation and business practices have an important effect on the reputation of the Dealer, the Company, COMPANY PRODUCTS and other franchised dealers of the Company. The Company and the Dealer also acknowledge that certain practices are detrimental to their interests, such as deceptive, misleading or confusing advertising, pricing, merchandising or business practices, or misrepresenting the characteristics, quality, condition or origin of any item of sale.

     It is the expectation of each of the parties that by entering into this agreement, and by the full and faithful observance and performance of its duties, a mutually satisfactory relationship will be established and maintained.

     IN CONSIDERATION of the mutual agreements and acknowledgments hereinafter made, the parties hereto agree as follows:

     A. The Company hereby appoints the Dealer as an authorized dealer at retail in VEHICLES and at retail and wholesale in other COMPANY PRODUCTS and grants the Dealer the privilege of buying COMPANY PRODUCTS from the Company for sale in its DEALERSHIP OPERATIONS (as herein defined). The Company also grants to the Dealer the privilege of displaying, at approved locations(s), the Company's trademarks and trade names applicable to COMPANY PRODUCTS. The Dealer hereby accepts such appointment.

     B. Subject to and in accordance with the terms and conditions of this agreement, the Company shall sell COMPANY PRODUCTS to the Dealer and the Dealer shall purchase COMPANY PRODUCTS from the Company.

     C. The Ford Motor Company Ford Sales and Service Agreement Standard Provisions (Form "FD925-A Gen. Sale 1-76"), a duplicate original of which is attached to the Dealer's duplicate original of this agreement, have been read and agreed to by the Company and by the Dealer, and such Standard Provisions and any duly executed and delivered supplement or amendment thereto, are hereby made a part of this agreement with the same force and effect as if set forth herein in full.

     D. This agreement shall bind the Company when it bears the facsimile signature of the General Manager, and the manual countersignature of the General Sales Manager, Market Representation Manager, or a Regional or District Sales Manager, of the Ford Division of the Company and a duplicate original thereof is delivered personally or by mail to the Dealer or the Dealer's principal place of business.

     E. The Dealer acknowledges that (i) this agreement may be executed only in the manner provided in paragraph D hereof, (ii) no one except the General Manager, The General Sales Manager, or Market Representation Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to make or execute any other agreement relating to the subject matter hereof on behalf of the Company, or in any manner to enlarge, vary or modify the terms of this agreement, and then only by an instrument in writing, and (iii) no one except the General Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to terminate this agreement on behalf of the Company, and then only by an instrument in writing.

     F. In view of the personal nature of this agreement and its objectives and purposes, the Company expressly reserves to itself the right to execute a Ford Sales and Service Agreement with individuals or other entities specifically selected and approved by the Company. Accordingly, this agreement and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under this agreement. This agreement has been entered into by the Company with the Dealer in reliance
(i) upon the representation and
agreement that the following person(s), and only the following person(s) shall be the principal owners of the Dealer:

  NAME                        HOME                               PERCENTAGE
                              ADDRESS                            OF INTEREST
Bruton Smith                  Rockford, Ill.                     80

(ii) upon the representation and agreement that the following person(s) and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of this agreement:

  NAME                        HOME                               TITLE
                              ADDRESS
Bruton Smith                  Rockford, Ill.                     President

and (iii) upon representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:


NAME                          HOME                               PERCENTAGE
                              ADDRESS                            OF INTEREST
Anne K. Davis                 Charlotte, N.C.                    20


The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority, and immediate notice of the death or incapacity of any such person. No such change or notice, and no assignment of this agreement or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of this agreement, as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold its consent to any such change.

     G. (Strike out either subparagraph (1) or (2)whichever is not applicable.)

     (1) This agreement shall continue in force and effect from the date of its execution until terminated by either party under the provisions of paragraph 17 hereof.
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     H. Both the Company and the Dealer assume and agree to carry out and perform their respective responsibilities under this agreement.

     IN WITNESS WHEREOF the parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

[LOGO] Ford Motor Company                    Town & Country Ford, Inc.
                                             (Dealers Trade Name)
Countersigned by

/s/ [ILLEGIBLE]                              By:/s/ Bruton Smith
-----------------------------                ------------------------------
General Manager, Ford Division               (Title) President


Countersigned by

/s/ [ILLEGIBLE]
-----------------------------
Distric Sales manager

                                        Date December 1, 1983


To:  Mr. J.R. Slough
     District Sales Manager
     Ford Division Ford Motor Company
     P.O. Box 220307
     Charlotte, North Carolina 28222


In accordance with your request, we are furnishing you herewith certain information concerning the present ownership and management of our dealership.

Principal Owners:                       Names and Titles         % of Ownership
-----------------                       ----------------         --------------
                                        Bruton Smith                  100



Persons(s) Having Full Managerial
Authority and Responsibility:           Bruton Smith



Nominee Successor (if any):
---------------------------



If Above Manager Does Not Own
Majority Interest in the Dealership
Does He Have Buy-Out Option:
-----------------------------------     Yes_____  No_____

Dealership is Operating as a:
-----------------------------           Propietorship ___

                                        Partnership   ___

                                        Corporation   _X_



Trade Name Incorrect: _____

Address Incorrect:    _____



                                        Town & Country Ford, Inc
                                        ---------------------------------------
                                        (Dealership Trade Name)

                                        5401 East Independence Blvd.
                                        ---------------------------------------
                                        (Dealership Street Address)

                                        Charlotte, N.C. 28212
                                        ---------------------------------------
                                        (City and State)

                                        By /s/ Bruton Smith
                                           ------------------------------------
                                           (Signature and Title) President

(LOGO) Ford Motor Company
                               Charlotte District

                                  Amendment To

FORD SALES AND SERVICE AGREEMENT                        dated February 24, 1978
FOREIGN VEHICLE SALES AGREEMENT (COURIER)               dated February 24, 1978
FOREIGN VEHICLE SALES AGREEMENT (FIESTA)                dated February 24, 1978

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SUPPLEMENTAL AGREEMENT, made at Dearborn, Michigan as of this 27th day of Jan, 1984 by and between Town & Country Ford, Inc.
                    (Name of Entity)

a North Carolina Corporation
(State whether partnership or corporation) (If the latter, show name of state in which incorporated)
doing business as Town & Country Ford, Inc.
                   (Trade Name)

and with a principal place of business at  5401 E. Independence Boulevard
                                             (Street Address)

Charlotte           Mecklenburg              North Carolina      28205
(City)              (County)                 (State)             (Zip Code)

(hereinafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

     The parties hereto have previously entered into the above designated Sales and Service or Sales Agreements (hereinafter "Agreements") and now desire to make certain changes therein.

     NOW, THEREFORE, in consideration of these premises, the parties hereto mutually agree that said Agreements be amended by changing Paragraph F to read as follows:

     F. In view of the personal nature of these Agreements and their objectives and purposes, the Company expressly reserves to itself the right to execute said Agreements with individuals or other entities specifically selected and approved by the Company. Accordingly, these Agreements and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under these Agreements. These Agreements have been entered into by the Company with the Dealer in reliance (i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owners of the Dealer:

                              HOME                               PERCENTAGE
NAME                          ADDRESS                            OF INTEREST

Bruton Smith                  Charlotte, North Carolina               100

(ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of these Agreements:

                              HOME
NAME                          ADDRESS                            TITLE

Bruton Smith                  Charlotte, North Carolina          President
and (iii) upon the representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:

                              HOME                               PERCENTAGE
NAME                          ADDRESS                            OF INTEREST

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     The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority of said Dealer, and immediate notice of the death or incapacity of any such person. No such change or notice, and no amendment or assignment of these Agreements or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of these Agreements as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold its consent to any such change. If the Company's restriction regarding amendment or assignment of these Agreements is illegal under a valid law of any jurisdiction where such change is to take place, this amendment will be modified to the minimum extent necessary to comply with such law if it was effective on the date of execution of these Agreements.

     This Supplemental Agreement is subject to all the terms and conditions contained in said Agreements, except insofar as such terms and conditions may be inconsistent with the express terms hereof.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written and the Company is authorized to deliver the same to the Dealer by placing the Dealer's copy thereof in the United States Mail, duly stamped and addressed to the Dealer at his principal place of business, or by delivery to such place of business or to the Dealer in person.


FORD MOTOR COMPANY                      Town & Country Ford, Inc.
                                        ----------------------------------------
                                                 (Dealer's Trade Name)


By /s/ [ILLEGIBLE]                      By /s/ Bruton Smith
   --------------------------              -------------------------------------
     Assistant Secretary                   Bruton Smith, President


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(LOGO) Ford Motor Company

                                 Atlanta Region

                                  Amendment To

FORD SALES AND SERVICE AGREEMENT                        dated February 24, 1978
FOREIGN VEHICLE SALES AGREEMENT (COURIER)               dated February 24, 1978
FOREIGN VEHICLE SALES AGREEMENT (FIESTA)                dated February 24, 1978

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SUPPLEMENTAL AGREEMENT, made at Dearborn, Michigan as of this 17th day of Nov, 1993, by and between Town & Country Ford, Inc.
                    (Name of Entity)

              Corporation                               North Carolina
(State whether partnership or corporation) (If the latter, show name of state in which incorporated)
doing business as Town & Country Ford, Inc.
                   (Trade Name)

and with a principal place of business at  5401 E. Independence Boulevard
                                             (Street Address)

Charlotte           Mecklenburg              North Carolina      28205
(City)              (County)                 (State)             (Zip Code)

(hereinafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

     The parties hereto have previously entered into the above designated Sales and Service or Sales Agreements (hereinafter "Agreements") and now desire to make certain changes therein.

     NOW, THEREFORE, in consideration of these premises, the parties hereto mutually agree that said Agreements be amended by changing Paragraph F to read as follows:

     F. In view of the personal nature of these Agreements and their objectives and purposes, the Company expressly reserves to itself the right to execute said Agreements with individuals or other entities specifically selected and approved by the Company. Accordingly, these Agreements and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under these Agreements. These Agreements have been entered into by the Company with the Dealer in reliance (i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owners of the Dealer:

                              HOME                               PERCENTAGE
NAME                          ADDRESS                            OF INTEREST

Bruton Smith                  2259 Sharon Lane                        80%
                              Charlotte, NC 28211

Scott Smith                   2259 Sharon Lane                        20%
                              Charlotte, NC 28211

(ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of these Agreements:

                              HOME
NAME                          ADDRESS                            TITLE

Bruton Smith                  2259 Sharon Lane                   President
                              Charlotte, NC 28211

Scott Smith                   2259 Sharon Lane                   Vice President
                              Charlotte, NC 28211